Exhibit 10.2
Certain identified information in this document has been excluded because it is both (i) not material and (ii) is the type of information that the Company customarily and actually treats as private or confidential. This document has been marked with “[***]” to indicate where omissions have been made.

AMENDMENT 1 TO CUSTOMER INSTALLMENT PROGRAM AGREEMENT
This Amendment 1 (“Amendment”) to the Amended and Restated Customer Installment Program Agreement dated March 19, 2024 (“Agreement”), is entered into between Shopify, Inc. a Canadian corporation (“Shopify”) and Affirm, Inc., a Delaware corporation (“Affirm”), as of the date of last signature below. Shopify and Affirm may be referred to collectively as the “Parties” or individually as a “Party.”
RECITALS
WHEREAS, the Parties entered into the Agreement to establish a program to make the Financial Product available to Customers and Eligible Merchants;
WHEREAS, other than as expressly amended through this Amendment, the Parties wish the Agreement to remain in full force and effect.
NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, Shopify and Affirm hereby agree as follows:
AGREEMENT
1.Defined Terms. Except as otherwise specifically indicated in this Amendment, capitalized terms used in this Amendment have the meanings ascribed to them in the Agreement.
2.EXHIBIT C-4 - FOURTH PROGRAM OUTLINE. The Agreement shall be amended as set forth in the new Exhibit C-4 (FOURTH PROGRAM OUTLINE) to be added to the Agreement immediately after Exhibit C-3 as attached hereto as Exhibit A.
3.Miscellaneous. This Amendment may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all of such counterparts shall together constitute one and the same instrument.
[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their authorized representatives below.

Shopify Inc.	Affirm, Inc.
Signature: /s/ Jason Kilpela	Signature: /s/ Rebecca Z Stone
Name: Jason Kilpela	Name: Rebecca Z Stone
Title: VP Finance	Title: VP, Strategic Partnerships
Date: 10/10/2024	Date: 10/9/2024
Notices. Notices required under this Amendment shall be delivered pursuant to Section 23 (Notice) of the Agreement, and addressed as set forth below:

If to Shopify:	If to Affirm:

Shopify 150 Elgin Street, 8th Floor Ottawa, ON K2P 1L4 Canada [***]	Affirm, Inc. 650 California Street, 12th Floor San Francisco, CA 94108 Attention: Chief Legal Officer [***]

Exhibit C-4
FOURTH PROGRAM OUTLINE
Shop Pay Components Services- SPC Program
1.Program Description. [***]. The Program [***] will be offered only in the United States and [***] further outlined in the Merchant Agreement (the “SPC Product”).
2.Product Construct. In addition to (i) Section 2 of Exhibit C-1 (First Program Outline - Low AOV Product) (as amended, the “Low AOV Program Outline”) (ii) Section 2 of Exhibit C-2 (Second Program - High AOV Product) (as amended, the “High AOV Program Outline”) and (iii) Section 2 of Exhibit C-3 (Third Program Outline- POS Product) (as amended the “POS Program Outline”), the Parties have agreed to the following as the minimum requirements necessary for the “Product Construct” for the SPC Product. To the extent that there are any changes to the SPC Product, the Parties will mutually agree to such changes (email sufficient).
3.Definitions.
(a)“SPC Product Merchant” is [***].
(b)“Shop Pay Component Services Merchant” means [***].
(c)“Affirm Direct Merchant” is [***].
(d)[***]
4.Merchant Engagement. With respect to merchant engagement and marketing in connection with the SPC Product, the Parties agree as follows:
(a)[***]
(b)[***]
(c)[***]
(d)For all other merchant engagement and marketing in connection with the SPC Product, the Parties acknowledge that the terms of the Agreement shall apply.
5.[***]
6.Customer Information, Merchant Information and Program Information. Notwithstanding anything to the contrary in the Agreement, any information or data obtained by [***] about [***] independent of the SPC Program shall be [***] and shall not constitute [***]; provided that [***] to the extent [***] independently possesses or obtains such [***] from [***].
7.Merchant Fees and Payout.
(a)Merchant Fees.
(i)[***].
(ii)[***].

(b)Payouts to Eligible Merchants. Funds shall be disbursed in connection with this Program Outline to each Eligible Merchant in accordance with the disbursement terms associated with the Financial Product being offered as set forth in the Low AOV Program Outline or the High AOV Program Outline, each as amended and as applicable, and as stated in the applicable Merchant Agreement. For instance, if a Merchant is offering the Low AOV via the SPC Product, then the Payouts to Eligible Merchants will be as set forth in the Low AOV Program Outline. Affirm or, as agreed in writing by the Parties, a third-party payment processing provider, shall disburse funds in connection with the Program to each Eligible Merchant in accordance with this Section and as stated in the applicable Merchant Agreement.
8.Shopify Fees and Payout.
(a)Shopify Fees.
(i)[***].
(ii)[***].
(b)Payouts to Shopify. Payouts to Shopify shall be as set forth in the applicable Program Outline associated with the Financial Product being offered through the SPC Product.
(c)Payment Processing: Notwithstanding the terms of the Agreement, including Section 2(a) of Addendum A to Exhibit C-1 of the Low AOV Program Outline and Section 7(c) of Exhibit C-2 of the High AOV Program Outline, for each Affirm Direct Merchant that becomes a SPC Product Merchant, [***]. [***].
9.[***]
10.Merchant Underwriting and AML/OFAC Screening. Merchant underwriting and AML/OFAC screening shall be conducted in accordance with the Financial Product being offered as set forth in the Low AOV Program Outline or the High AOV Program Outline, as applicable.
11.Reports. Affirm shall include a section related to the SPC Product in the Reports it delivers to Shopify in accordance with any other Program Outline; provided, that Shopify will provide Affirm with necessary information in order for Affirm to identify transactions completed through the SPC Product. The details necessary for any Reports that are related to the SPC Product will be mutually agreed to between the Parties.
12.Program Modifications. To the extent Shopify requests a modification of the SPC Product that requires development beyond that contemplated by this Agreement, the Parties will review the incremental cost of any such development. If the Parties agree to such modification, the incremental costs will be shared equally between the Parties unless the Parties mutually agreed to a different allocation of costs.
13.Tests.
(a)To the extent the Parties agree to [***].
(b)Each Party acknowledges that certain internal approvals may be required before such Party can provide written agreement to proceed with a Test. For clarity, for Shopify, director approvals will be required for any Test with an expected volume exceeding $[***]. Any applicable internal approval processes are solely for each Party's internal governance and do not impose any obligation on the other Party to confirm that approvals received under this section comply with any approving Party's internal processes.

(c)Following the conclusion of a Test, if the Parties desire to more widely deploy the construct from the Test, Parties may agree to amend this Agreement or add an additional Program Outline to reflect the terms of (or substantially similar to those of) the Test.